Acquisition	12 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
Acquisition

Note 4 – Acquisition

On October 4, 2017, in exchange for 90 percent or 4,535,121 shares of our common stock, we acquired the net assets of Promet, totaling $1,017,342, in a transaction that was accounted for as a reverse acquisition in accordance with ASC 805-40-45, Business Combinations - Reverse Acquisitions. We completed this transaction to provide improved access to the capital markets in order to obtain the resources necessary to continue the development of PCS499 and build a clinical development drug company. Immediately following the transaction, we had 5,039,033 shares of common stock issued and outstanding, which represented our total legal capital. Promet owned approximately 84% of our common stock, and as part of the Section 351 transaction, held approximately 6% for the benefit of CoNCERT until the CoNCERT transaction had been concluded, whereupon CoNCERT took title to their shares. Together, Promet’s pre-transaction owners and CoNCERT held a 90% economic and voting interest in the combined company immediately following completion of the transaction and as such, Promet was considered the acquirer for accounting purposes. Subsequent to the Merger, we changed our name from “Heatwurx, Inc.” to “Processa Pharmaceuticals, Inc.” and our ticker symbol was changed from “HWRX” to “PCSA.”

The transaction was considered a capital transaction in substance. Accordingly, for accounting purposes, it was assumed that Promet issued shares to Heatwurx at fair value, net of the assets and liabilities assumed from Heatwurx as shown below, which were recognized as a reduction of additional paid-in-capital at closing of the reverse merger. The net recognized value of Heatwurx identifiable assets and liabilities included the following:

Cash	$6,280
Accounts payable	(26,098)
Accrued expenses	(17,932)
Net liabilities assumed	$(37,750)

Our consolidated financial statements present the financial position (with a retrospective adjustment to Promet’s legal capital to reflect our pre-merger capital structure) and operations of Promet prior to October 4, 2017, and of the combined company from October 4, 2017 forward. The assets and liabilities of Promet are recognized and measured at their historical carrying amounts. The accumulated deficit and other equity balances of Promet have been carried forward and adjusted to reflect our legal shares and par value with the difference allocated to additional paid-in capital.

Promet incurred acquisition-related transaction costs of $58,763, which are included in general and administrative expense, a component of operating expenses in the consolidated statements of operations.

Earnings per share (“EPS”) is calculated using our equity structure, including the equity interests issued to Promet in the asset acquisition transaction. Prior to the reverse acquisition, EPS was based on Promet’s net income and weighted average common stock outstanding that were received in the asset purchase transaction. Subsequent to the reverse acquisition, EPS is based on the weighted actual number of common stock outstanding during that period (see Note 11).